SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                September 3, 1996
                        ---------------------------------
                        (Date of earliest event reported)


                                 UDC HOMES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


 Delaware                         1-11416                         86-0702254
- ---------                   ---------------------               -------------
(State of                   (Commission File No.)               (IRS Employer
Incorporation                                                Identification No.)


                  4812 South Mill Avenue, Tempe, Arizona 85282
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (602) 820-4488
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            Exhibits

            Exhibit No.     Description
            -----------     -----------
            16.1            Arthur Andersen LLP letter dated September 11, 1996.

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
                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UDC Homes, Inc.


                                      By:  /s/ Kenda B. Gonzales
                                        -------------------------
                                      Name:      Kenda B. Gonzales
                                      Title:     Senior Executive Vice President
                                                 and Chief Financial Officer
                                                 and Treasurer


Dated:       September 13, 1996

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